                                                                   EXHIBIT 10.40

IRREVOCABLE STANDBY
LETTER OF CREDIT NO. S983013



                                January 23, 1998



Magna Bank, N.A. (successor in interest to MagnaTrust Company), as Trustee under the Indenture described below
1401 South Brentwood Boulevard, 9th Floor
St. Louis, Missouri  63144


Ladies and Gentlemen:

General
-------



     At the request and on the instructions of our customer, Gateway International Motorsports Corporation (the "Account Party"), an Illinois corporation, First Tennessee Bank National Association (sometimes referred to hereinafter as "we" or "us"), as Letter of Credit Bank, hereby establishes this Irrevocable Standby Letter of Credit No. S983013 (hereinafter referred to as the "Letter of Credit") in favor of Magna Bank, N.A. (successor in interest to Magna Trust Company), as Trustee (sometimes referred to hereinafter as "you") under the Indenture of Trust dated as of May 1, 1996, between The Southwestern Illinois Development Authority (the "Issuer") and you (the "Indenture"), pursuant to which Twenty-One Million Five Hundred Thousand Dollars ($21,500,000.00) original aggregate principal amount of Taxable Sports Facility Revenue Bonds Series 1996 (Gateway International Motorsports Corporation Project) (the "Bonds") were issued.

     This Letter of Credit is issued in an initial amount of Two Million Five Hundred One Thousand Eight Hundred Twenty-Five Dollars ($2,501,825.00) (hereinafter, as reduced from time to time in accordance with the provisions hereof, the "Stated Amount") pursuant to the

January 23, 1998
Page 2

Reimbursement Agreement dated as of December 1, 1997, between the Account Party and us (the "Reimbursement Agreement").

     This Letter of Credit is being issued to you at the request of the Account Party to replace funds previously held by you under the Indenture in the Debt Service Reserve Fund (as such term is defined in the Indenture). You have verified to us that the Stated Amount, on the date of issuance hereof, is equal to the Debt Service Reserve Requirement (as defined in the Indenture). You will be permitted to make a draw hereunder upon (a) the occurrence of any event entitling you, under the Indenture, to withdraw moneys from the Debt Service Reserve Fund, or (b) upon receipt of notice from the undersigned of the occurrence of an Event of Default under the Reimbursement Agreement or (c) ten days prior to the date on which this Letter of Credit is to expire if, by such date, we receive written notice from you that you have not received a Substitute Funding Instrument (as defined in the Indenture) or cash or a combination of the two equal in the aggregate to the amount of the Debt Service Reserve Requirement in effect at such time.

     This Letter of Credit is effective immediately and, unless it expires earlier as hereinafter provided, will expire at 2:00 P.M., prevailing Memphis time, on July 31, 1999; provided, however, that the term of this Letter of Credit shall, absent ninety (90) days' notice from the Bank to you and the Account Party in its absolute discretion to the contrary, be renewed by the Bank in accordance with the terms of the Reimbursement Agreement and the Indenture for additional twelve (12) month periods, each of which shall expire on July 1 of such additional period with a final expiration date of July 1, 2001. The Bank will provide you with notices of such annual extensions upon request. Upon expiration, this Letter of Credit must be surrendered to us at the counters of our International Department, First Tennessee Bank National Association, 165 Madison Avenue, Memphis, Tennessee 38103.

Demands for Payment
-------------------

     Subject to the foregoing and the further provisions of this Letter of Credit, a demand for payment may be made by you by presentation to us, at the counters of our International Department, First Tennessee Bank National Association, 165 Madison Avenue, Memphis, Tennessee 38103 of (a) your executed sight draft, appropriately completed, in the form attached hereto as ANNEX A and
                                                                     -------
made a part hereof, and (b) a draw certificate executed by your duly authorized officer in the form of ANNEX B hereto.
                       -------

     The sight draft drawn under this Letter of Credit must bear on its face the clause "Drawn under First Tennessee Bank National Association Irrevocable Standby Letter of Credit No. S983013." No drawing made hereunder shall exceed the Stated Amount (as reduced from time to time in accordance with the provisions hereof) available to be drawn hereunder at any time.

January 23, 1998
Page 3

Reduction in Stated Amount
--------------------------

     The Stated Amount will be permanently decreased from time to time upon written notice from the Trustee to the Bank of the reduction of the Debt Service Reserve Requirement and direction to reduce the Stated Amount by such amount.

Reinstatement
-------------

     After any Drawing, the obligation of the Bank to honor demands for payment hereunder with respect to further such drawings will be reinstated up to the total amount specified therein upon receipt by the Bank of payment of all amounts so drawn plus any accrued interest on such amounts due under the Reimbursement Agreement, provided that the Bank shall have the right to notify the Account Party and the Trustee not later than the tenth (10th) day (or, if such day is not a Business Day, on the next preceding Business Day) following the day on which a payment in respect of a Drawing is made that such reinstatement shall not occur if (i) such drawing or a previous or subsequent drawing has been made hereunder for which the Bank has not been reimbursed for amounts then due by Account Party or (ii) an Event of Default under the Reimbursement Agreement shall have occurred and then be continuing.

Payment
-------

     Prior to the expiration of this Letter of Credit, demand for payment may be made by you under this Letter of Credit at our aforesaid counters at any time prior to 2:00 P.M., prevailing Memphis, Tennessee time, on a Business Day. As used herein, the term "Business Day" means a day on which we (at our aforesaid counters) are not required or authorized by law or executive order to close for the purpose of conducting a commercial banking business or on which the New York Stock Exchange is not closed. If demand for payment is made by you hereunder at or prior to 10:30 a.m., prevailing Memphis, Tennessee time, on a Business Day, and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you of the amount demanded, in immediately available funds, on the same Business Day on which the demand is made or not later than 1:30 P.M., prevailing Memphis, Tennessee time, or such later Business Day as you shall specify. If demand for payment is made by you hereunder after 10:30 a.m., prevailing Memphis, Tennessee time, on a Business Day, and provided that such demand for payment and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you of the amount demanded, in immediately available funds, not later than 1:30 P.M., prevailing Memphis, Tennessee time, on the next Business Day following the date of demand or such later Business Day as you shall specify.

January 23, 1998
Page 4

     If a demand for payment made by you hereunder does not conform to the terms and conditions of this Letter of Credit, we shall give you notice without delay but no later than the time payment would otherwise be due hereunder that the demand for payment is not in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that we are holding any documents at your disposal or are returning the same to you, as we may elect. Upon being notified that the demand for payment is not in conformity with the terms and conditions of this Letter of Credit, you may attempt to correct any such non-conforming demand for payment if, and to the extent that, you are entitled (without regard to the provisions of this sentence) and able to do so.

     All drafts paid under this Letter of Credit shall be paid solely from the funds of First Tennessee Bank National Association and not from funds of the Issuer, the Account Party or any general partner or guarantor of the Account Party.

Expiration
----------

     This Letter of Credit shall automatically expire at 2:00 P.M., prevailing Memphis, Tennessee time, at our aforesaid counters on the earliest to occur of the following dates:

          (a) July 31, 1999 (assuming the Bank has notified you of its intention not to renew this Letter of Credit as provided in the Reimbursement Agreement) or such subsequent July 1 to which the term of this Letter of Credit shall have been automatically renewed or otherwise extended by the Bank in accordance with the terms of the Indenture and as described above; or

          (b)   the date on which the Stated Amount is reduced to zero (0); or

          (c) the date 10 days after the Bank notifies you of the occurrence of an Event of Default under the Reimbursement Agreement; or

          (d) the date on which we receive an executed Certificate As To Alternative Funding of Debt Service Reserve Fund, appropriately completed, in the form attached hereto as ANNEX C, and made a part hereof, with
                                    -------
     respect to the acceptance of a Substitute Funding Instrument (as defined in the Indenture), cash, or a combination thereof in substitution for this Letter of Credit.

     Upon expiration, this Letter of Credit must be surrendered to us at the counters of our International Department, First Tennessee Bank National Association, 165 Madison Avenue, Memphis, Tennessee 38103.

January 23, 1998
Page 5

Entire Agreement
----------------

     This Letter of Credit sets forth in full the terms of our undertaking, and this undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein or in which this Letter of Credit is referred to or to which this Letter of Credit relates, except for the exhibits attached hereto and made a part hereof, references to the Indenture and Reimbursement Agreement for the definitions of certain terms, and any amendment to which you consent, as beneficiary of this Letter of Credit. Any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such exhibits, such references to the Indenture and the Reimbursement Agreement and any amendment to which you consent.

Transfer
--------

     This Letter of Credit is transferable in its entirety (but not in part) to any transferee who has succeeded you as Trustee under the Indenture and may be successively transferred. Transfer of this Letter of Credit to such transferee shall be effected by the presentation to us of this Letter of Credit for endorsement of the transfer accompanied by an executed Transfer Of Rights To Draw Under Letter of Credit, completed in the form of ANNEX D attached hereto
                                                      -------
and made a part hereof.

     Only you (or a transferee as permitted by the terms of this Letter of Credit) may make a drawing under this Letter of Credit. Upon the payment to you or your account or to the transferee or its account of the amount specified in any sight draft drawn hereunder, we shall be fully discharged on our obligation under this Letter of Credit to the extent of such drawing (pending reinstatement thereof as provided elsewhere herein).

Governing Law
-------------

     This Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits, 1993 Revision, International Chamber of Commerce Publication No. 500 (the "UCP"), except if this Letter of Credit would have otherwise expired by its terms during any period when our business has been interrupted by acts of God or other events not within our control, our obligations hereunder shall continue for a maximum of thirty (30) days after resumption of our business, notwithstanding Article 17 of the UCP. This Letter of Credit shall be deemed to be issued under the laws of the State of Tennessee and shall, as to matters not governed by the UCP, be governed by and construed in accordance with the laws of the State of Tennessee.

Communications
--------------

     Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at the address of our counters set forth above (Attention: International Department), specifically referring to the number of this Letter of Credit.

     We hereby agree with the drawer of a sight draft drawn in compliance with the terms of this Letter of Credit that the same shall be duly honored on presentation to the drawee. At your request, we have agreed that any notices to you will be given by confirmed fax and by overnight delivery such as Federal
                                   ---
Express to:

               Magna Bank, N.A.
               Attn: Kent T. Schroeder
               1401 S. Brentwood Boulevard, Ninth Floor
               St. Louis, Missouri 63144-1401
               Fax #: 314/963-2475

with copy to:  Carolyn B. Ryseff, General Counsel
               Magna Bank, N.A.
               1401 S. Brentwood Boulevard, Ninth Floor
               St. Louis, Missouri 63144-1401
               Fax #: 314/963-2496


                              Very truly yours,

                              FIRST TENNESSEE BANK
                              NATIONAL ASSOCIATION

                              By: /s/ Patty L. Wiley
                                 ------------------------
                              Title: Vice President
                                    ---------------------

                                                                         ANNEX A
                                                                         -------


                              FORM OF SIGHT DRAFT
                              -------------------



                                         DATE: __________________
AT SIGHT

PAY TO THE ORDER OF ___________________________________ THE SUM OF
U.S.$_______________________________________________ DOLLARS.  DRAWN UNDER FIRST
TENNESSEE BANK NATIONAL ASSOCIATION IRREVOCABLE STANDBY TRANSFERABLE LETTER OF CREDIT NO. _____________.

                              MAGNA BANK, N.A., as Trustee


                              By:_________________________
                              Name:_______________________
                              Title:______________________



TO:  First Tennessee Bank National Association
     International Department
     165 Madison Avenue
     Memphis, Tennessee 38103

                            Annex B to First Tennessee Bank National Association
                                            Irrevocable Standby Letter of Credit
                                                                     No. S983013


                              DRAWING CERTIFICATE
                              -------------------

     The undersigned, a duly authorized officer of the Trustee named below (the "Trustee"), hereby certifies to First Tennessee Bank National Association (the "Bank"), with reference to Irrevocable Standby Letter of Credit No. S983013 (the "Letter of Credit"), issued by the Bank in favor of the Trustee, that:

          (1) The Trustee is the Trustee under the Indenture.

          (2) The Letter of Credit has been provided to the Trustee in satisfaction of the requirement of a Debt Service Reserve Fund under the Indenture.

          (3)  Choose One:

          ____ (a) The Trustee is required, under Section 5.10 of the
               Indenture, to withdraw moneys from the Debt Service Reserve Fund in the event there are insufficient funds on deposit in the Bond Fund established under the Indenture to pay scheduled payments of principal and interest to the holders of the Bonds. The Trustee hereby certifies that there are insufficient funds on deposit in the Bond Fund to pay principal and interest on the Bonds, and that any other conditions precedent to a withdrawal from the Debt Service Reserve Fund under the Indenture have occurred. The amount of the sight draft(s) accompanying this Certificate is less then or equal to the lesser of (i) the amount of the shortfall in the Bond Fund or (ii) the Stated Amount.

          ____ (b) You have notified the Trustee that an Event of Default has occurred under the Reimbursement Agreement, thus entitling the Trustee to draw up to the entire amount available under the Letter of Credit.

          ____ (c) The Trustee has not received a Substitute Funding
               Instrument, or cash, or a combination thereof equal in the aggregate to the Debt Service Reserve Requirement in effect on the date hereof, which date is within ten (10) days of the expiration of the Letter of Credit. The amount of the sight draft(s) accompanying this Certificate is equal to the lesser of (i) the amount of the shortfall in the Debt Service Reserve Fund or (ii) the Stated Amount.

          (4) The amount of the sight draft(s) accompanying this Certificate does not exceed the amount available to be drawn under the Letter of Credit.

          (5) Upon receipt by the Trustee of the amount demanded hereby, (a) the Trustee will apply the same directly for the purpose specified in paragraph
     (3), and (b) no portion of said amount shall be applied by the Trustee for any purpose other than as set forth in paragraph (3) above.

     Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the _________ day of ________, _____.


                                    MAGNA BANK, N.A., as trustee



                                    By:________________________
                                    Title:_____________________

                            Annex C to First Tennessee Bank National Association
                                            Irrevocable Standby Letter of Credit
                                                                     No. S983013


      CERTIFICATE AS TO ALTERNATIVE FUNDING OF DEBT SERVICE RESERVE FUND
      -------------------------------------------------------------------

     Magna Bank, N.A., as Trustee (the "Trustee"), and Gateway International Motorsports Corporation (the "Account Party") hereby certify to First Tennessee Bank National Association (the "Bank"), in connection with the Bank's Irrevocable Standby Letter of Credit No. S983013 (the "Letter of Credit") (any capitalized term used herein and not defined herein shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Trustee, that:

     (a) The Trustee is the Trustee under the Indenture, and the Account Party is the Account Party under the Reimbursement Agreement.


     (b) The Trustee has accepted the deposit of a Substitute Funding Instrument, cash, or a combination thereof in the amount of the Debt Service Reserve Requirement for deposit to the Debt Service Reserve Fund.

     (c) By its terms, the Letter of Credit expires as of the date of this Certificate.

     (d) The Trustee is delivering the Letter of Credit to the Bank herewith for cancellation.

     IN WITNESS WHEREOF, the Trustee and the Account Party have executed and delivered this Certificate as of the _____ day of ____________, ____.

                              GATEWAY INTERNATIONAL MOTORSPORTS
                              CORPORATION, as Account Party

                              By:_________________________
                              Title:______________________

                              MAGNA BANK, N.A., as Trustee

                              By:_________________________
                              Title:______________________

                            Annex D to First Tennessee Bank National Association
                                            Irrevocable Standby Letter of Credit
                                                                     No. S983013


                                                                         ANNEX D
                                                                         -------

               TRANSFER OF RIGHTS TO DRAW UNDER LETTER OF CREDIT
               -------------------------------------------------

To:  First Tennessee Bank National Association
     International Department
     165 Madison Avenue
     Memphis, Tennessee 381301

Re: First Tennessee Bank National Association Irrevocable Standby Letter of Credit No. S983013

     For value received, the undersigned beneficiary hereby irrevocably transfers to:

                       _________________________________
                              (Name of Transferee)


                        ________________________________
                        ________________________________
                                   (Address)

all rights (in their entirety) of the undersigned beneficiary to draw under the above Letter of Credit.

     The transferee has succeeded the undersigned as Trustee under the Indenture of Trust entered into between The Southwestern Illinois Development Authority and Magna Trust Company, the original trustee and predecessor in interest to the undersigned, as Trustee, dated as of May 1, 1996.

     By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee, and the transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments, whether increases or extensions or other amendments and whether now existing or hereafter made. All amendments are to be advised directly to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

     The Letter of Credit is returned herewith, and we ask you to endorse the transfer on the reverse hereof, and forward it directly to the transferee with your customary notice of transfer.

     IN WITNESS WHEREOF, the undersigned beneficiary has executed and delivered this Transfer as of the ____ day of ____________, ____.

                              MAGNA BANK, N.A., as Trustee

                              By:_________________________
                              Name:_______________________
                              Title:______________________